UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2021

LeMaitre Vascular, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33092	04-2825458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

63 Second Avenue
Burlington, Massachusetts 01803
(Address of Principal Executive Offices) (Zip Code)

(781) 221-2266
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	LMAT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On July 13, 2021, LeMaitre Vascular, Inc. (the “Company”) issued a press release announcing preliminary unaudited financial results for the quarter ended June 30, 2021. The press release and related preliminary financial tables are furnished with this Form 8-K as Exhibit 99.1.

Item 8.01 Other Events.

On July 13, 2021, the Company issued a press release announcing the commencement of an offering. A copy of the press release is attached as Exhibit 99.2 to this report and is incorporated by reference herein.

As announced in the Company’s press release issued May 25, 2021, the Company received CE marks under the European Medical Devices Directive (93/42/EC as amended by 2007/47/EC) for the following five products. Marks for the five products had previously lapsed due to a change in notified bodies.

Product	Notified Body	Expiration Date
XenoSure Biologic Patches	TUV SUD	May 26, 2024
AlboGraft Polyester Vascular Grafts	TUV SUD	May 26, 2024
Pruitt Carotid Shunts	SGS	May 24, 2024
Flexcel Carotid Shunts	SGS	May 24, 2024
AnastoClip Closure Systems	SGS	May 24, 2024

The indications for use under the new CE mark for XenoSure no longer include neuro or cardiac applications, indications for which the product was approved under its prior CE mark. Additionally, only XenoSure made from bovine pericardium sourced from certain of the Company’s suppliers is permitted to be sold under the new CE mark.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by LeMaitre Vascular, Inc. dated July 13, 2021.
99.2	Press Release issued by LeMaitre Vascular, Inc. dated July 13, 2021.
104	Cover Page Interactive Data File (embedded with Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEMAITRE VASCULAR, INC.

July 13, 2021	By:	/s/ Joseph P. Pellegrino, Jr.
	Name:	Joseph P. Pellegrino, Jr.
	Title:	Chief Financial Officer and Secretary